                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
U.S. CELLULAR
-------------

   U.S. CELLULAR CORPORATION                                                                     DELAWARE

   BANGOR CELLULAR TELEPHONE CO., L.P.                                                           Partnership
   BLACK CROW WIRELESS, L.P.                                                                     Partnership
   BMG GROUP, LLC                                                                                OKLAHOMA
   CALIFORNIA RURAL SERVICE AREA #1, INC.                                                        CALIFORNIA
   CAROLINA CELLULAR, INC.                                                                       NORTH CAROLINA
   CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                         Partnership
   CELLVEST, INC.                                                                                DELAWARE
   CENTRAL CELLULAR TELEPHONES LTD                                                               ILLINOIS
   CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC                                               FLORIDA
   CHAMPLAIN CELLULAR, INC                                                                       NEW YORK
   CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                                      Partnership
   COMMUNITY CELLULAR TELEPHONE COMPANY                                                          TEXAS
   CROWN POINT CELLULAR INC.                                                                     NEW YORK
   DAVENPORT CELLULAR TELEPHONE COMPANY                                                          Partnership
   DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
   DUBUQUE CELLULAR TELEPHONE, L.P.                                                              Partnership
   EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE                                                 Partnership
   EAU CLAIRE MSA, INC.                                                                          WISCONSIN
   FLORIDA RSA # 8, INC.                                                                         DELAWARE
   GEORGIA RSA # 11, INC.                                                                        GEORGIA
   GRAY BUTTE JOINT VENTURE                                                                      Partnership
   GREEN BAY CELLTELCO                                                                           Partnership
   HARDY CELLULAR TELEPHONE COMPANY                                                              DELAWARE
   HUMPHREY COUNTY CELLULAR, INC.                                                                DELAWARE
   ILLINOIS RSA # 3, INC.                                                                        ILLINOIS
   INDIANA RSA # 4, INC.                                                                         DELAWARE
   INDIANA RSA # 5, INC.                                                                         INDIANA
   INDIANA RSA NO. 4 L.P.                                                                        Partnership
   INDIANA RSA NO. 5 L.P.                                                                        Partnership
   IOWA # 13, INC.                                                                               DELAWARE
   IOWA RSA # 3, INC.                                                                            DELAWARE
   IOWA RSA # 9, INC.                                                                            DELAWARE
   IOWA RSA # 12, INC.                                                                           DELAWARE
   JACKSONVILLE CELLULAR PARTNERSHIP                                                             Partnership
   JACKSONVILLE CELLULAR TELEPHONE COMPANY                                                       DELAWARE
   JACKSON SQUARE WIRELESS, L.P.                                                                 Partnership
   K-25 WIRELESS, L.P.                                                                           Partnership
   KANSAS # 15 LP                                                                                Partnership
   KANSAS RSA # 15, INC.                                                                         OHIO
   KENOSHA CELLULAR TELEPHONE, L.P.                                                              Partnership
   LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
   LEWISTON CELLTELLCO PARTNERSHIP                                                               Partnership
   MADISON CELLULAR TELEPHONE COMPANY                                                            Partnership
   MAINE RSA # 1, INC.                                                                           MAINE
   MAINE RSA # 4, INC.                                                                           MAINE
   MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                                    Partnership
   MCDANIEL CELLULAR TELEPHONE COMPANY                                                           DELAWARE
   MINNESOTA INVCO OF RSA # 7, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 8, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 9, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 10, INC.                                                             DELAWARE
   MISSOURI # 15 RURAL CELLULAR, INC.                                                            MISSOURI
   MISSOURI RSA 11, INC.                                                                         DELAWARE
   N.H. #1 RURAL CELLULAR, INC.                                                                  NEW HAMPSHIRE
   NEW YORK RSA 2 CELLULAR PARTNERSHIP                                                           Partnership
   NEWPORT CELLULAR, INC.                                                                        NEW YORK
   NORTH CAROLINA RSA # 4, INC.                                                                  DELAWARE

                          *50% or more owned companies                    Page 1

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   NORTH CAROLINA RSA # 6, INC.                                                                  CALIFORNIA
   NORTH CAROLINA RSA # 9, INC.                                                                  NORTH CAROLINA
   NORTH CAROLINA RSA 1 PARTNERSHIP                                                              Partnership
   OHIO STATE CELLULAR PHONE COMPANY, INC.                                                       FLORIDA
   OREGON RSA # 2, INC.                                                                          OREGON
   OREGON RSA # 3, INC.                                                                          OREGON
   OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                          Partnership
   OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                          Partnership
   PEACE VALLEY CELLULAR TELEPHONE COMPANY                                                       DELAWARE
   RACINE CELLULAR TELEPHONE COMPANY                                                             Partnership
   ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP                                                  Partnership
   TENNESSEE RSA # 3, INC.                                                                       DELAWARE
   TENNESSEE RSA # 4 SUB 2, INC.                                                                 TENNESSEE
   TEXAHOMA CELLULAR, L.P.                                                                       Partnership
   TEXAS # 20 RURAL CELLULAR, INC.                                                               TEXAS
   TEXAS INVCO OF RSA # 6, INC.                                                                  DELAWARE
   TOWNSHIP CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
   TULSA GENERAL PARTNERS, INC.                                                                  DELAWARE
   UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                                               DELAWARE
   UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                            PENNSYLVANIA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                                       WISCONSIN
   UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                                     CALIFORNIA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY, INC.                              OKLAHOMA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                                         DELAWARE
   UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                                 CALIFORNIA
   UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                                  INDIANA
   UNITED STATES CELLULAR OPERATING COMPANY, INC.                                                DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                            MAINE
   UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                                      DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                                          MISSOURI
   UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                                        IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                           IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                                        FLORIDA
   UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                            MISSOURI
   UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                                           DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                         TENNESSEE
   UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                                    WISCONSIN
   UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                                   MAINE
   UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                           NEW HAMPSHIRE
   UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                           OREGON
   UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                                       OKLAHOMA
   UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                          IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                            WASHINGTON
   UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                            Partnership
   UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.                                     OKLAHOMA
   UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                                   WISCONSIN
   USCC DISTRIBUTION CO.                                                                         DELAWARE
   USCC PAYROLL CORPORATION                                                                      DELAWARE
   USCC REAL ESTATE CORPORATION                                                                  DELAWARE
   USCC WIRELESS INVESTMENT, INC.                                                                DELAWARE
   USCCI CORPORATION                                                                             DELAWARE
   USCIC OF AMARILLO, INC.                                                                       DELAWARE
   USCIC OF DAYTONA, LLC                                                                         DELAWARE
   USCIC OF JACKSON, INC.                                                                        DELAWARE
   USCIC OF NORTH CAROLINA RSA # 1, INC.                                                         DELAWARE
   USCIC OF OHIO RSA #9, INC.                                                                    DELAWARE
   USCIC OF PENNSYLVANIA 5, INC.                                                                 DELAWARE
   USCOC OF CHARLOTTESVILLE, INC.                                                                VIRGINIA
   USCOC OF CORPUS CHRISTI, INC.                                                                 TEXAS
   USCOC OF CUMBERLAND, INC.                                                                     MARYLAND
   USCOC OF FLORIDA RSA #7, INC.                                                                 DELAWARE
   USCOC OF GREATER IOWA, INC                                                                    PENNSYLVANIA

                          *50% or more owned companies                    Page 2

                        TELEPHONE AND DATA S YSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   USCOC OF IDAHO RSA # 5, INC                                                                   DELAWARE
   USCOC OF ILLINOIS RSA # 1, INC.                                                               VIRGINIA
   USCOC OF ILLINOIS RSA # 4, INC.                                                               ILLINOIS
   USCOC OF IOWA RSA # 1, INC.                                                                   IOWA
   USCOC OF IOWA RSA # 16, INC.                                                                  DELAWARE
   USCOC OF JACKSONVILLE, INC.                                                                   NORTH CAROLINA
   USCOC OF JACK-WIL, INC.                                                                       DELAWARE
   USCOC OF MISSOURI RSA # 13, INC.                                                              DELAWARE
   USCOC OF MISSOURI RSA # 5, INC.                                                               ILLINOIS
   USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                          DELAWARE
   USCOC OF NORTH CAROLINA RSA # 7, INC.                                                         NORTH CAROLINA
   USCOC OF OKLAHOMA RSA # 10, INC.                                                              OKLAHOMA
   USCOC OF OREGON RSA # 5, INC.                                                                 DELAWARE
   USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                                        DELAWARE
   USCOC OF RICHLAND, INC.                                                                       WASHINGTON
   USCOC OF ROCKFORD, INC.                                                                       ILLINOIS
   USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                         SOUTH CAROLINA
   USCOC OF ST.  JOSEPH, INC.                                                                    DELAWARE
   USCOC OF TALLAHASSEE                                                                          FLORIDA
   USCOC OF TEXAHOMA, INC.                                                                       TEXAS
   USCOC OF VICTORIA, INC.                                                                       TEXAS
   USCOC OF VIRGINIA RSA # 2, INC.                                                               VIRGINIA
   USCOC OF VIRGINIA RSA # 3, INC.                                                               VIRGINIA
   USCOC OF WASHINGTON 4, INC.                                                                   DELAWARE
   USCOC OF WILMINGTON, INC.                                                                     NORTH CAROLINA
   VERMONT RSA NO. 2-B2, INC.                                                                    DELAWARE
   VICTORIA CELLULAR CORPORATION                                                                 TEXAS
   VICTORIA CELLULAR PARTNERSHIP                                                                 Partnership
   VIRGINIA RSA # 4, INC.                                                                        VIRGINIA
   VIRGINIA RSA # 7, INC.                                                                        VIRGINIA
   WARD BUTTE JOINT VENTURE                                                                      Partnership
   WASHINGTON RSA # 5, INC.                                                                      WASHINGTON
   WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                                  Partnership
   WESTELCOM CELLULAR, INC.                                                                      NEW YORK
   WESTERN SUB-RSA LIMITED PARTNERSHIP                                                           Partnership
   WILMINGTON CELLULAR PARTNERSHIP                                                               Partnership
   WILMINGTON CELLULAR TELEPHONE CO.                                                             NORTH CAROLINA
   X-10 WIRELESS, L.P.                                                                           Partnership
   Y-12 WIRELESS, L.P.                                                                           Partnership
   YAKIMA MSA LIMITED PARTNERSHIP                                                                Partnership
   YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                                      Partnership

TDS TELECOMMUNICATIONS
----------------------

   TDS TELECOMMUNICATIONS CORPORATION                                                            DELAWARE

   INCUMBENT LOCAL EXCHANGE COMPANIES
   ----------------------------------
   AMELIA TELEPHONE CORPORATION                                                                  VIRGINIA
   ARCADIA TELEPHONE COMPANY                                                                     OHIO
   ARIZONA TELEPHONE COMPANY                                                                     ARIZONA
   ARVIG TELEPHONE COMPANY                                                                       MINNESOTA
   ASOTIN TELEPHONE COMPANY                                                                      WASHINGTON
   BADGER TELECOM, INC.                                                                          WISCONSIN
   BARNARDSVILLE TELEPHONE COMPANY                                                               NORTH CAROLINA
   BLACK EARTH TELEPHONE COMPANY, INC.                                                           WISCONSIN
   BLUE RIDGE TELEPHONE COMPANY                                                                  GEORGIA
   BONDUEL TELEPHONE COMPANY                                                                     WISCONSIN
   BRIDGEWATER TELEPHONE COMPANY                                                                 MINNESOTA
   BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY                                            WISCONSIN
   BUTLER TELEPHONE COMPANY, INC.                                                                ALABAMA

                          *50% or more owned companies                    Page 3

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   CALHOUN CITY TELEPHONE COMPANY, INC.                                                          MISSISSIPPI
   CAMDEN TELEPHONE COMPANY                                                                      INDIANA
   CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.                                                  GEORGIA
   CENTRAL STATE TELEPHONE COMPANY                                                               WISCONSIN
   CHATHAM TELEPHONE COMPANY                                                                     MICHIGAN
   CLEVELAND COUNTY TELEPHONE COMPANY, INC.                                                      ARKANSAS
   COBBOSSEECONTEE TELEPHONE COMPANY                                                             MAINE
   COMMUNICATIONS CORPORATION OF INDIANA                                                         INDIANA
   COMMUNICATIONS CORPORATION OF MICHIGAN                                                        MICHIGAN
   COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA                                                INDIANA
   CONCORD TELEPHONE EXCHANGE, INC.                                                              TENNESSEE
   CONTINENTAL TELEPHONE COMPANY                                                                 OHIO
   DANUBE COMMUNICATIONS, INC.                                                                   MINNESOTA
   DECATUR TELEPHONE COMPANY                                                                     ARKANSAS
   DELTA COUNTY TELE-COMM, INC.                                                                  COLORADO
   DEPOSIT TELEPHONE COMPANY                                                                     NEW YORK
   DICKEYVILLE TELEPHONE CORPORATION                                                             WISCONSIN
   EASTCOAST TELECOM, INC.                                                                       WISCONSIN
   EDWARDS TELEPHONE COMPANY, INC.                                                               NEW YORK
   GRANTLAND TELECOM, INC.                                                                       WISCONSIN
   HAMPDEN TELEPHONE COMPANY                                                                     MAINE
   HAPPY VALLEY TELEPHONE COMPANY                                                                CALIFORNIA
   HARTLAND & ST. ALBANS TELEPHONE COMPANY                                                       MAINE
   HOME TELEPHONE COMPANY, INC.                                                                  INDIANA
   HOME TELEPHONE COMPANY                                                                        OREGON
   HOME TELEPHONE COMPANY OF PITTSBORO, INC.                                                     INDIANA
   HORNITOS TELEPHONE COMPANY                                                                    CALIFORNIA
   HUMPHREYS COUNTY TELEPHONE COMPANY                                                            TENNESSEE
   ISLAND TELEPHONE COMPANY                                                                      MICHIGAN
   KEARSARGE TELEPHONE COMPANY                                                                   NEW HAMPSHIRE
   LESLIE COUNTY TELEPHONE COMPANY, INC.                                                         KENTUCKY
   LEWIS RIVER TELEPHONE COMPANY                                                                 WASHINGTON
   LEWISPORT TELEPHONE COMPANY, INC.                                                             KENTUCKY
   LITTLE MIAMI COMMUNICATIONS CORPORATION                                                       OHIO
   LUDLOW TELEPHONE COMPANY                                                                      VERMONT
   MAHANOY & MAHANTANGO TELEPHONE COMPANY                                                        PENNSYLVANIA
   MCCLELLANVILLE TELEPHONE COMPANY, INC.                                                        SOUTH CAROLINA
   MCDANIEL TELEPHONE COMPANY                                                                    WASHINGTON
   MID-AMERICA TELEPHONE, INC.                                                                   OKLAHOMA
   MID-PLAINS, INC.                                                                              WISCONSIN
   MID-STATE TELEPHONE COMPANY                                                                   MINNESOTA
   MIDWAY TELEPHONE COMPANY                                                                      WISCONSIN
   MOUNT VERNON TELEPHONE COMPANY                                                                WISCONSIN
   MYRTLE TELEPHONE COMPANY, INC.                                                                MISSISSIPPI
   NELSON BALLGROUND TELEPHONE COMPANY                                                           GEORGIA
   NEW CASTLE TELEPHONE COMPANY                                                                  VIRGINIA
   NEW LONDON TELEPHONE COMPANY                                                                  MISSOURI
   NORTHFIELD TELEPHONE COMPANY                                                                  VERMONT
   NORWAY TELEPHONE COMPANY, INC.                                                                SOUTH CAROLINA
   OAKMAN TELEPHONE COMPANY, INC.                                                                ALABAMA
   OAKWOOD TELEPHONE COMPANY                                                                     OHIO
   OKLAHOMA COMMUNICATION SYSTEMS, INC.                                                          OKLAHOMA
   ORCHARD FARM TELEPHONE COMPANY                                                                MISSOURI
   ORISKANY FALLS TELEPHONE CORPORATION                                                          NEW YORK
   PEOPLES TELEPHONE COMPANY                                                                     ALABAMA
   PERKINSVILLE TELEPHONE COMPANY, INC.                                                          VERMONT
   PORT BYRON TELEPHONE COMPANY                                                                  NEW YORK
   POTLATCH TELEPHONE COMPANY, INC.                                                              IDAHO
   QUINCY TELEPHONE COMPANY                                                                      FLORIDA
   RIVERSIDE TELECOM, INC.                                                                       WISCONSIN
   S & W TELEPHONE COMPANY, INC.                                                                 INDIANA
   SALEM TELEPHONE COMPANY                                                                       KENTUCKY

                          *50% or more owned companies                    Page 4

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   SALUDA MOUNTAIN TELEPHONE COMPANY                                                             NORTH CAROLINA
   SCANDINAVIA TELEPHONE COMPANY                                                                 WISCONSIN
   SERVICE TELEPHONE COMPANY, INC.                                                               NORTH CAROLINA
   SHIAWASSEE TELEPHONE COMPANY                                                                  MICHIGAN
   SOMERSET TELEPHONE COMPANY                                                                    MAINE
   SOUTHEAST MISSISSIPPI TELEPHONE COMPANY                                                       MISSISSIPPI
   SOUTHEAST TELEPHONE COMPANY OF WISCONSIN, INC.                                                WISCONSIN
   SOUTHWESTERN TELEPHONE COMPANY                                                                ARIZONA
   ST STEPHEN TELEPHONE COMPANY                                                                  SOUTH CAROLINA
   STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.                                                WISCONSIN
   STOUTLAND TELEPHONE COMPANY                                                                   MISSOURI
   STRASBURG TELEPHONE COMPANY                                                                   COLORADO
   SUGAR VALLEY TELEPHONE COMPANY                                                                PENNSYLVANIA
   TELLICO TELEPHONE COMPANY, INC.                                                               TENNESSEE
   TENNESSEE TELEPHONE COMPANY                                                                   TENNESSEE
   TENNEY TELEPHONE COMPANY                                                                      WISCONSIN
   THE FARMERS TELEPHONE COMPANY                                                                 WISCONSIN
   THE ISLAND TELEPHONE COMPANY                                                                  MAINE
   THE MERCHANTS & FARMERS TELEPHONE COMPANY                                                     INDIANA
   TIPTON TELEPHONE COMPANY, INC.                                                                INDIANA
   TOWNCOMM, INC.                                                                                NEW YORK
   TOWNSHIP TELEPHONE COMPANY                                                                    NEW YORK
   TRI-COUNTY TELEPHONE COMPANY, INC.                                                            INDIANA
   UTELCO, INC.                                                                                  WISCONSIN
   VANLUE TELEPHONE COMPANY                                                                      OHIO
   VERNON TELEPHONE COMPANY                                                                      NEW YORK
   VIRGINIA TELEPHONE COMPANY                                                                    VIRGINIA
   WARREN TELEPHONE COMPANY                                                                      MAINE
   WAUNAKEE TELEPHONE COMPANY, INC.                                                              WISCONSIN
   WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                                                  MAINE
   WILLISTON TELEPHONE COMPANY                                                                   SOUTH CAROLINA
   WINSTED TELEPHONE COMPANY                                                                     MINNESOTA
   WINTERHAVEN TELEPHONE COMPANY                                                                 CALIFORNIA
   WOLVERINE TELEPHONE COMPANY                                                                   MICHIGAN
   WYANDOTTE TELEPHONE COMPANY                                                                   OKLAHOMA

   OTHER COMPANIES
   ---------------
   ARVIG CELLULAR, INC.                                                                          MINNESOTA
   CAMDEN CELLULAR, INC.                                                                         DELAWARE
   CHORUS NETWORKS, INC.                                                                         WISCONSIN
   CHORUS PROPERTIES, LLC                                                                        WISCONSIN
   DTC-NYSINET                                                                                   NEW YORK
   GEORGIA RSA # 12 PARTNERSHIP                                                                  GEORGIA
   HBC TELECOM, INC.                                                                             MINNESOTA
   MPC OF ILLINOIS, INC.                                                                         ILLINOIS
   PIONEER COMMUNICATIONS, INC.                                                                  WISCONSIN
   TDS COMMUNICATIONS SOLUTIONS, INC.                                                            DELAWARE
   TDS DATACOM, INC.                                                                             DELAWARE
   TDS LONG DISTANCE CORPORATION                                                                 DELAWARE
   TDS METROCOM, INC.                                                                            DELAWARE
   TDS TELECOM SERVICE CORPORATION                                                               IOWA
   TDSI TELECOMMUNICATIONS CORPORATION                                                           DELAWARE
   TRI-COUNTY COMMUNICATIONS CORPORATION                                                         INDIANA
   TRI-COUNTY LONG DISTANCE                                                                      INDIANA
   U.S. LINK, INC.                                                                               MINNESOTA

TDS GROUP
---------

   AFFILIATE FUND                                                                                DELAWARE
   CCR ACQUISITION CO.                                                                           INDIANA
   COMMVEST, INC.                                                                                DELAWARE
   CTC ACQUISITION CORP. (DELEWARE)                                                              DELAWARE

                          *50% or more owned companies                    Page 5

                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   MAPLE ACQUISITION CORP.                                                                       NEW HAMPSHIRE
   NATIONAL TELEPHONE & TELEGRAPH COMPANY                                                        CALIFORNIA
   NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.                                        GEORGIA
   RUDEVCO, INC.                                                                                 CALIFORNIA
   SUTTLE-STRAUS, INC.                                                                           WISCONSIN
   TDS CAPITAL TRUST I                                                                           DELAWARE
   TDS CAPITAL TRUST II                                                                          DELAWARE
   TDS CAPITAL TRUST III                                                                         DELAWARE
   TDSI CORPORATION                                                                              DELAWARE
   TELECOM TECHNOLOGIES FUND LLC (TTF)                                                           WISCONSIN

PAGING
------

   API MERGER CORP.                                                                              DELAWARE

   AMERICAN PAGING, INC. (OF CALIFORNIA)                                                         CALIFORNIA
   PAGING HOLDING CO.                                                                            DELAWARE


                          *50% or more owned companies                    Page 6